UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported) September 26, 2012

DELTEK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33772	54-125625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2291 Wood Oak Drive, Herndon, VA		20171
(Address of principal executive offices)		Zip Code

(703) 734-8606

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

As previously disclosed in the Notice of Written Consent and Appraisal Rights and Information Statement dated September 12, 2012 (the “Information Statement”), following the announcement by Deltek, Inc. (“Deltek” or the “Company”) of its entry into the Agreement and Plan of Merger, dated August 26, 2012, by and among Deltek, Project Diamond Holdings Corporation (“Parent”) and Project Diamond Merger Corp. (“Merger Sub”) (the “Merger Agreement”), a putative class action lawsuit, entitled Bushansky v. Deltek, Inc. et al., Case No. 7827-12-VCP, was filed against Deltek, the board of directors of Deltek, Thoma Bravo, L.L.C., Parent and Merger Sub in the Court of Chancery of the State of Delaware, New Castle County. On September 26, 2012, the Company and the other defendants reached an agreement-in-principle with the plaintiff regarding the settlement of this lawsuit. In connection with the settlement, the Company agreed to supplement the Information Statement and make additional disclosures to stockholders in connection with the transactions contemplated by the Merger Agreement (such supplement, the “Information Statement Supplement”). The Information Statement Supplement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Information Statement Supplement, dated September 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTEK, INC.
Date: September 26, 2012
	By:	/s/ David R. Schwiesow
	Name:	David R. Schwiesow
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Information Statement Supplement, dated September 26, 2012

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